Exhibit 99.1
Small Cap Conference V ValueVision Media (NASDAQ: VVTV) Keith Stewart, President & CEO Frank Elsenbast, SVP & CFO August 12, 2009 www.shopnbc.com Exhibit 99

Multichannel retailer on TV & Web $568 million Rv 2008 32% Internet 72 million homes, streamed online 658,000 active customers 3.7 million shipped units Our financial assets $55 million cash & securities $39 million in real estate and TV station Differentiated value proposition NBC branded channel Premium lifestyle merchandise Upscale price point: $176 Destination and authority for: home, fashion, jewelry and beauty 2 www.shopnbc.com

3 Today vs. Transitional Future* *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2008. www.shopnbc.com In Millions 2008 Future* Sales $568 $1,100 Homes Distribution 72 81 Margin % 32% 37% OpEx % (Ex. D&A) 41% 27% EBITDA, % of Sales,as adjusted - 10%+

Established Industry, Winning Business Model

5 The Fundamentals - Where We Fit www.shopnbc.com Fundamentals ShopNBC 2008 Leading Competitor Multichannel Retailing: Leveraged marketing on TV and Web platforms $568 million Rv68% / 32% $5 billion Rv (U.S.)70% / 30% Distribution & Penetration per Home 72 million homes$7 per home 90 million homes$58 per home Merchandise Categories Home, Fashion, Jewelry, Beauty, Consumer Electronics Home, Fashion, Jewelry, Beauty, Consumer Electronics Margins 32% 35% Average Selling Price $176 $58 EBITDA Margins - 22%

Strategy for Success: The Right Team - The Right Plan

New Leadership 7 www.shopnbc.com Over 140 years of combined multichannel leadership experience with proven track record of success Randy Ronning, Chairman of the Board

Our Strategic Focus 8 www.shopnbc.com

9 Strategic Focus #1: a. Maintain footprint of 73 million homes

Strategic Focus #1: Increase Top Line a. Maintain footprint b. Shift mix, lower prices - Broaden appeal - Higher margins - Lower returns - Reposition core jewelry 10 *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2008. www.shopnbc.com

Strategic Focus #1: Increase Top Line 11 TV shopper - $675/yr Online - $561/yr Converged - $2,423/yr a. Maintain footprint b. Shift mix, lower prices c. Focus on customer growth New customers up 67% in Q1 Active customers up 27% in Q1 www.shopnbc.com

12 *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2008. www.shopnbc.com 2008 Future* Home 37% 41% Consumer Electronics 24% 24% Fashion & Accessories 42% 50% Jewelry 38% 45% Beauty 52% 52% Total Gross Margin 32% 37% Strategic Focus #2: Increase Merchandise Margin

13 *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2008. www.shopnbc.com % of Net Sales 2008 Future* Fixed Overhead 11% 9% Variable Expenses (call center, fulfillment, credit) 8% 6% Distribution (cable and satellite fees) 22% 12% Total (Ex. D&A) 41% 27% Strategic Focus #3: Hold Cost-structure Steady, Deliver Operating Leverage

14 *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2008. www.shopnbc.com In Millions 2008 Future* Sales $568 $1,110 Margin % 32% 37% OpEx % (Ex. D&A) 41% 27% EBITDA, % of Sales,as adjusted - 10%+ Future Outcome of Strategic Focus: Incremental sales at high contribution margin leads to positive EBITDA

An Innovative Future, Through Innovative Leadership

Innovative Future 16

State of Turnaround: Gaining Traction

Investment Highlights Premium lifestyle brand positioning Established industry, winning model New leadership with track record of success Strategic focus, turnaround well underway Fixed cost structure poised for scale Strong balance sheet and no debt Future* $1.1 billion sales at 10%+ EBITDA 18 www.shopnbc.com *Future represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal 2008.

19 Appendix www.shopnbc.com

Q1'09 & YTD Accomplishments 20 www.shopnbc.com Through a culture of excellence in every day execution: Extended GE Preferred financial obligation by 5 years Nearing completion of cable & satellite renegotiations Maintaining footprint of 73 million homes, improving channel placement, and lowering distribution fees, resulting in a cost savings in the range of $22 million to $25 million for F'09 Added 94 new vendors and launched 62 new brands Continued to improve customer trends with new and active customers up 62% and 27%, respectively Lowered average selling price to $144 in Q1, down 26% vs. prior year Significant reduction in return rates, down 14.3 ppt vs. year-ago quarter Improved merchandise margins from 29% in Q4'08 to 31.7% YTD Increased unit volume 10% as lower price points and new merchandise led to increased customer activity

21 Reconciliation of Adjusted EBITDA to Net Income/(Loss): Reconciliation of Adjusted EBITDA to Net Income/(Loss): Reconciliation of Adjusted EBITDA to Net Income/(Loss): Annual F2008 EBITDA, as adjusted (000's) $ (51,421) Less: Non-operating gains (losses) and equity in RLM (969) Write-down of auction rate securities (11,072) FCC license impairment (8,832) Restructuring costs and other non-recurring items (6,980) Non-cash share-based compensation (3,928) Cumulative effect of accounting change - EBITDA (as defined) (a) (83,202) A reconciliation of EBITDA to net loss is as follows: EBITDA, as defined (83,202) Adjustments: Depreciation and amortization (17,297) Interest income 2,739 Income taxes (33) Discontinued operations of FanBuzz - Net loss $ (97,793) (a) EBITDA as defined for this statistical presentation represents net income (loss) from continuing operations for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines EBITDA, as adjusted, as EBITDA excluding non-recurring non-operating gains (losses) and equity in income of Ralph Lauren Media, LLC; non-recurring restructuring costs; and non-cash stock option expense. Management has included the term EBITDA, as adjusted, in its EBITDA reconciliation in order to adequately assess the operating performance of the Company's "core" television and Internet businesses and in order to maintain comparability to its analyst's coverage and financial guidance. Management believes that EBITDA, as adjusted, allows investors to make a more meaningful comparison between our core business operating results over different periods of time with those of other similar small cap, higher growth companies. In addition, management uses EBITDA, as adjusted, as a metric measure to evaluate operating performance under its management and executive incentive compensation programs. EBITDA, as adjusted, should not be construed as an alternative to operating income (loss) or to cash flows from operating activities as determined in accordance with GAAP and should not be construed as a measure of liquidity. EBITDA, as adjusted, may not be comparable to similarly entitled measures reported by other companies. www.shopnbc.com

22 Forward-Looking Information This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are accordingly subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer spending and debt levels; interest rates; competitive pressures on sales, pricing and gross profit margins; the level of cable distribution for the Company's programming and the fees associated therewith; the success of the Company's e-commerce and rebranding initiatives; the performance of its equity investments; the success of its strategic alliances and relationships; the ability of the Company to manage its operating expenses successfully; risks associated with acquisitions; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting the Company's operations; and the ability of the Company to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. www.shopnbc.com